FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about financial instruments [Abstract]
FINANCIAL INSTRUMENTS [Text Block]

5. FINANCIAL INSTRUMENTS

Financial instruments are agreements between two parties that result in promises to pay or receive cash or equity instruments. The Company's financial instruments classified as level 1 in the fair value hierarchy are cash, accounts receivable, accounts payable and income tax payable, as their carrying values approximate their fair values due to their short-term nature. The RSU liability is classified as level 1 as its value is based on the market price of the Company's common shares. The lease liability is classified as level 3.

The Company has exposure to the following risks from its use of financial instruments:

• Credit risk;

• Liquidity risk; and

• Market risk.

(a) Credit risk:

Credit risk is the risk that one party to a financial instrument will cause a financial loss for the other party by failing to discharge an obligation. Cash is held with major Canadian and US financial institutions and the Company's concentration of credit risk for cash and maximum exposure thereto is $399,375 (2024 - $153,147).

The Company considers its cash deposits to present low credit risk. The majority of cash balances are held with regulated financial institutions whose deposits are eligible for coverage under the Federal Deposit Insurance Corporation ("FDIC") in the United States and the Canada Deposit Insurance Corporation ("CDIC") in Canada. As the Company's total cash balance of $399,375 is within the standard coverage limits of both schemes, substantially all of the cash balance is expected to be protected under applicable deposit insurance, significantly mitigating the Company's exposure to credit loss on cash.

With respect to its accounts receivable, the Company assesses the credit ratings of all customers and maintains provisions for potential credit losses, and any such losses to date have been within management's expectations. The Company's credit risk with respect to customers' accounts receivable and maximum exposure thereto is $594,320 (2024 - $982,114). The Company's concentration of credit risk for accounts receivable with respect to its significant customers is as follows: Customer A is $256,486 (2024 - $62,204), Customer B is $2,500 (2024 - $482,500), Customer C is $140,099 (2024 - $127,691), and Customer D is $39,067 (2024 - $44,044) (Note 13).

To reduce the credit risk of accounts receivable, the Company regularly reviews the collectability of the customers' accounts receivable to ensure there is no indication that these amounts will not be fully recoverable. The Company's aging of customer accounts receivable, excluding goods and services tax receivable, at December 31, 2025 and December 31, 2024 is as follows:

	December 31,	December 31,
	2025	2024
Current	$570,330	$732,392
1 - 60 days	39,676	203,164
61 days and over	(15,686)	46,558
	$594,320	$982,114

(b) Liquidity risk:

Liquidity risk is the risk that the Company will be unable to meet its financial obligations as they fall due. The Company's approach to managing liquidity risk is to ensure, as far as possible, that it will have sufficient liquid funds to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company's reputation.

As of December 31, 2025, the Company maintained a positive working capital position. The Company was profitable for the year ended December 31, 2025, and generated positive cash flows from operations, further supporting its ability to meet short-term obligations as they come due. In addition, the Company had undrawn availability of $1,000,000 on its line of credit at year-end, providing additional liquidity to fund ongoing operational needs and manage potential fluctuations in cash flow.

At December 31, 2025, the Company has $399,375 (2024 - $153,147) of cash to settle current liabilities of $777,103 (2024 - $2,282,409) consisting of the following: accounts payable and accrued liabilities of $628,002 (2024 - $2,138,658), income tax payable of $92,104 (2024 - $68,024), the current portion of lease liability of $56,997 (2024 - $56,997), and RSU liability of $0 (2024 - $18,730). All payables classified as current liabilities are due within a year. The amount of the Company's remaining undiscounted contractual maturities for the lease liability is approximately $15,948 (2024 - $124,387) due within one to three years (Note 9).

During the year ending on December 31, 2025, the Company increased its line of credit, raising the available borrowing capacity from $500,000 to $1,000,000 with its bank lender. Amounts drawn on the line of credit bear interest at the Wall Street Journal prime rate (WSJ Prime Rate) plus 1.00%. At December 31, 2025, the WSJ Prime Rate was 6.75%. The line of credit is secured by a general security agreement over the Company's assets.

(c) Market risk:

The significant market risks to which the Company could be exposed are interest rate risk and currency risk.

(i) Interest rate risk:

Interest rate risk is the risk that the Company's fair value or future cash flows may fluctuate as a result of changes in market interest rates. As at December 31, 2025 and December 31, 2024, the Company is not exposed to significant interest rate risk. The Company's exposure is limited to its line of credit, which bears interest at a variable rate based on the WSJ Prime Rate, as described above. Management does not believe that fluctuations in interest rates would have a material impact on the Company's financial position or results of operations.

(ii) Currency risk:

The Company is exposed to currency risk to the extent expenditures incurred or funds received, and balances maintained by the Company are denominated in Canadian dollars ("CAD"). The Company does not manage currency risk through hedging or other currency management tools.

As at December 31, 2025 and December 31, 2024, the Company had the following net monetary assets (liabilities) denominated in CAD (amounts presented in USD):

	December 31,	December 31,
	2025	2024
Cash	$8,607	$32,456
Accounts receivable	7,320	70,075
Accounts payable and accrued liabilities	(72,945)	(278,780)
	$(57,018)	$(176,249)

Based on the above, assuming all other variables remain constant, a ~9% (2024 - 9%) weakening or strengthening of the USD against the CAD would result in approximately $5,132 (2024 - $15,862) foreign exchange loss or gain in the consolidated statements of operations and comprehensive income loss. While movements in foreign exchange rates benefited from the results in 2025, such impacts are inherently volatile and may vary significantly from period to period. Adverse movements in exchange rates could result in material foreign exchange losses in future periods.

(d) Other price risk

Other price risk is the risk that the future cash flows of a financial instrument will fluctuate due to changes in market prices, other than those arising from interest rate risk or currency risk. The Company is not exposed to other price risk.